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       Supplement dated October 12, 2001 to Prospectus dated May 1, 2001 for the Pacific Select Variable Annuity, a variable annuity contract issued by Pacific Life Insurance Company

                       Capitalized terms used in this Supplement are defined in the Prospectus referred to above unless otherwise defined herein. "We," "us", or "our" refer to Pacific Life Insurance Company; "you" or "your" refer to the Contract Owner.

                       This supplement changes the Prospectus to reflect the following:

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The portfolio          Effective December 1, 2001, Putnam Investment
manager for the        Management, Inc. will manage the Aggressive Equity
Aggressive Equity      Portfolio and the Equity Portfolio.
Portfolio and the
Equity Portfolio
will change.

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The Equity Income      Effective January 1, 2002, the name of the Equity
variable investment    Income Variable Investment Option will be changed to
option will change     the Large-Cap Core Variable Investment Option.
its name.
                       This will reflect a change in name of the underlying
                       Equity Income Portfolio managed by J.P. Morgan
                       Investment Management, Inc. Any reference to the Equity
                       Income Portfolio, Subaccount, or Variable Investment
                       Option throughout the Prospectus and/or Supplement will be revised to be the Large-Cap Core Portfolio, Subaccount, or Variable Investment Option.

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An OVERVIEW OF         The following is added under Pacific Select Fund Annual
PACIFIC SELECT         Expenses.
VARIABLE ANNUITY is
amended.               Effective January 1, 2002, the advisory fee for the I-
                       Net Tollkeeper Portfolio will be reduced from the annual rate of 1.50% of average daily net assets to 1.40%.

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THE CONTRACT is        The Investments section on page 13 is amended by adding
amended.               the following:

                       Forms of Investment

                       Your initial and additional Investments may be sent by personal or bank check or by wire transfer. You may also make additional PAC Investments via electronic funds transfer. All checks must be drawn on U.S. funds. We reserve the right to reject:

                        .  cash;
                        . credit card or checks drawn against a credit card account;
                        . cashier's check, money orders or travelers checks in single denominations of less than $10,000;
                        . cashier's checks, money orders, traveler's checks or personal checks drawn on non-U.S. banks (even if payment may be effected through a U.S. bank);
                        . third party checks when there is not a clear connection of the third party to the underlying transaction; and
                        .  wires that originate from foreign banks.

                       If you make Investments by check other than a cashier's check, your payment of any withdrawal proceeds and any refund during the "Free Look" period may be delayed until your check has cleared.

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THE FIXED ACCOUNT      The section Transfers and Withdrawals on page 26 is
is amended.            amended to include the following:

                       We currently waive the restrictions that limits transfers from the Fixed Account to one transfer in any 12 month period except as provided under the Dollar Cost Averaging Option. We also currently waive the restriction that limits the amount that may be transferred from the Fixed Account in any 12 month period. Our current procedure is to process requests for transfers from the Fixed Account that are within the maximum number of allowable transfers among the Investment Options each calendar year; i.e. during the period May 1, 2001, through December 31, 2001, you may not make more than 15 transfers among Investment Options; and beginning January 1, 2002, transfers are limited to 25 for each calendar year. We reserve the right to discontinue this waiver program at any time.

                       Transfers from the Fixed Account under the DCA program are also currently subject to a minimum duration of six months.

Form No. PSSUP1001